UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2015

Walter Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13711	13-3429953
(State or other jurisdiction of incorporation)	Commission File No.	(I.R.S. Employer Identification No.)

3000 Riverchase Galleria, Suite 1700
Birmingham, Alabama 35244
(205) 745-2000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on July 8, 2015, Walter Energy, Inc. (the “Company”) received notice from the New York Stock Exchange (the “NYSE”) that the staff of NYSE Regulation, Inc. (“NYSE Regulation”) had determined to commence proceedings to delist the common stock of the Company from the NYSE based on a finding that the trading price of the Company’s common stock was “abnormally low.” Trading of the Company’s common stock on the NYSE was suspended prior to the opening of trading on July 8, 2015.

On July 30, 2015, the NYSE filed a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”), notifying the SEC of the NYSE’s intention to remove the Company’s common stock from listing and registration on the NYSE at the opening of business on August 10, 2015, pursuant to the provisions of Rule 12d2-2(b) of the Securities Exchange Act of 1934.

The Company’s common stock is currently trading on the OTC Pink market under the ticker symbol “WLTGQ.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER ENERGY, INC.

Date: July 30, 2015	By:	/s/ Earl H. Doppelt
Earl H. Doppelt, Executive Vice President,
General Counsel and Secretary